UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 11/30/2012

Item 1.	Reports to Stockholders.

11 | 30 | 2012

ANNUAL REPORT

# Oppenheimer International Growth Fund

OppenheimerFunds®

The Right Way to Invest

Table of Contents

Fund Performance Discussion	3

Top Holdings and Allocations	6

Fund Expenses	9

Statement of Investments	11

Statement of Assets and Liabilities	18

Statement of Operations	20

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	47

Federal Income Tax Information	48

Board Approval of the Fund’s Investment Advisory Agreement	49

Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	52

Trustees and Officers Bios	53

Privacy Policy Notice	60

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/12

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI EAFE Index
1-Year	16.06%	9.38%	12.61%
5-Year	-0.31%	-1.49%	-4.73%
10-Year	11.01%	10.35%	7.51%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment.

2    OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 16.06% during the one-year period ended November 30, 2012. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned 12.61% during the same period. Positive contributions to return were led by investments in the consumer discretionary, industrials and health care sectors. The Fund received slight negative contributions to return from the energy and utilities sectors.

MARKET OVERVIEW

During the reporting period, global equity markets generally experienced gains despite sustained macroeconomic concerns. Renewed investor optimism helped produce gains across risk markets internationally over the first three months of 2012. The rebound gained momentum after the European Central Bank (the “ECB”) implemented dual Long-Term Refinancing Operations to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter of 2012 was a volatile time for global markets, before the markets resumed their upward trend. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER INTERNATIONAL GROWTH FUND    3

growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs.

The markets generally rallied over the second half of the period, as increased stimulus measures taken by the ECB and the U.S. Federal Reserve (the “Fed”) helped boost global equity markets during the third quarter. The ECB committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. Under the plan, these and other members of the European Union (excluding Greece) will be able to maintain access to funding at sustainable interest rates, on the condition that they continue with strict reform programs. In the U.S., the Fed introduced a third round of quantitative easing (QE3), under which it announced plans to purchase mortgage-backed bonds on a monthly basis until the labor market shows signs of substantial improvement. While these actions boosted the markets, a number of concerns throughout the globe remained, including slowing growth in China, continued European debt concerns and worries over the so-called fiscal cliff in the U.S. as politicians began discussions over expiring tax cuts and revenue shortfalls.

FUND PEFORMANCE

The top contributors to the Fund’s performance were health care stocks Grifols SA and CSL Ltd., consumer discretionary holdings William Hill plc and Industria de

Diseno Textil SA (“Inditex”), and information technology stock SAP AG. Grifols, based in Spain, is a global leader in the development and manufacturing of various products derived from blood plasma. The company has benefited from its 2011 acquisition of Talecris Biotherapeutics Holdings Corp. as resulting synergies have proven so far to exceed market expectations. CSL is an Australia-based biopharmaceutical company in the same industry as Grifols. It too benefited from positive pricing dynamics in the blood plasma industry. William Hill is a sports bookmaking company based in the United Kingdom. The company posted positive earnings results during the period, due largely to its online and mobile gaming offerings. Inditex is a fast fashion designer, manufacturer and retailer based in Spain, whose best known retail brand is Zara. The company surprised investors by reporting strong earnings despite the gloomy macroeconomic environment in its home country and in Europe generally. SAP, based in Germany, is the leading provider of operational, accounting and logistic software systems to businesses around the world. Its launch of HANA (High-Performance Analytical Appliance), a product that processes and analyzes data faster and more cost effectively in memory, and its acquisitions of Success Factors and Ariba, both cloud-based businesses, benefited its performance this period.

The most significant detractors from performance were industrials stock Nidec Corp. and information technology company Telefonaktiebolaget LM Ericsson (“Ericsson”).

4    OPPENHEIMER INTERNATIONAL GROWTH FUND

Nidec is a Japanese producer of precision motors used in hard disc drives and is a beneficiary of the move to cloud computing. The company issued cautious earnings guidance due to customer inventory levels, and lowered its fiscal year forecast towards the end of the period, citing Europe’s impact on certain emerging markets as a primary reason. Ericsson is one of Sweden’s largest companies focused on telecommunications products, including infrastructure for mobile data and voice transmission. The stock experienced volatility throughout the period due to competitive pressures.

STRATEGY & OUTLOOK

Despite ongoing macroeconomic concerns, we remain focused on our investment strategy. We seek to invest in companies that

George Evans Portfolio Manager

may benefit from long-term secular growth trends, that have significant and durable competitive advantages, and that have the financial flexibility to increase their relative market position vis-à-vis their competitors during downtrends in the business cycle.

At period end, the majority of the Fund’s assets remain invested in European-based companies. Many are global industry leaders that earn the majority of their revenues outside of the region and have continued to increase their dominance during the current crisis in Europe. Others are niche business-to-business players with what we view as strong pricing power for the mission-critical goods and services they provide. Despite the volatility, these companies have continued to show healthy earnings growth.

Robert Dunphy[1] Portfolio Manager

1. Robert Dunphy became a Portfolio Manager on March 29, 2012.

OPPENHEIMER INTERNATIONAL GROWTH FUND    5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
SAP AG	2.7%
BT Group plc, Cl. A	2.5
Experian plc	2.3
Industria de Diseno Textil SA	1.9
Heineken NV	1.9
James Hardie Industries plc	1.9
William Hill plc	1.8
Roche Holding AG	1.7
Aalberts Industries NV	1.6
Carnival Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom	26.7%
France	11.8
Switzerland	9.4
Netherlands	8.3
Germany	6.9
United States	5.5
Japan	5.0
Spain	5.0
Australia	4.2
Italy	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on the total market value of investments.

6    OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/12

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	16.06%	-0.31%	11.01%
Class B (IGRWX)	3/25/96	15.15%	-1.10%	10.49%
Class C (OIGCX)	3/25/96	15.16%	-1.06%	10.18%
Class I (OIGIX)	3/29/12	5.78%*	N/A	N/A
Class N (OIGNX)	3/1/01	15.73%	-0.58%	10.69%
Class Y (OIGYX)	9/7/05	16.54%	0.17%	6.76%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/12

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	9.38%	-1.49%	10.35%
Class B (IGRWX)	3/25/96	10.15%	-1.50%	10.49%
Class C (OIGCX)	3/25/96	14.16%	-1.06%	10.18%
Class I (OIGIX)	3/29/12	5.78%*	N/A	N/A
Class N (OIGNX)	3/1/01	14.73%	-0.58%	10.69%
Class Y (OIGYX)	9/7/05	16.54%	0.17%	6.76%*

*	Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged index of international equity securities. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

OPPENHEIMER INTERNATIONAL GROWTH FUND    7

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER INTERNATIONAL GROWTH FUND    9

Actual	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During 6 Months Ended November 30, 2012
Class A	$1,000.00	$1,174.00	$6.76
Class B	1,000.00	1,169.20	10.95
Class C	1,000.00	1,168.80	11.22
Class I	1,000.00	1,176.70	4.03
Class N	1,000.00	1,171.70	8.50
Class Y	1,000.00	1,176.00	4.85

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018 .80	6.28
Class B	1,000.00	1,014.95	10.18
Class C	1,000.00	1,014.70	10.43
Class I	1,000.00	1,021.30	3.75
Class N	1,000.00	1,017.20	7.90
Class Y	1,000.00	1,020.55	4.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2012 are as follows:

Class	Expense Ratios
Class A	1.24%
Class B	2.01
Class C	2.06
Class I	0.74
Class N	1.56
Class Y	0.89

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2012

	Shares	Value
Common Stocks–96.9%
Consumer Discretionary–17.9%
Automobiles–0.7%
Bayerische Motoren Werke AG	601,839	$53,373,793
Diversified Consumer Services–1.7%
Benesse Holdings, Inc.	1,296,782	56,631,470
Dignity plc[1]	3,819,982	60,161,409
MegaStudy Co. Ltd.	112,054	7,968,009
Zee Learn Ltd.[2]	938,095	526,002

		125,286,890
Hotels, Restaurants & Leisure–4.8%
Carnival Corp.	3,061,530	118,358,750
Ctrip.com International Ltd., ADR[2]	1,306,540	24,954,914
Domino’s Pizza Group plc[1]	8,982,012	72,888,035
William Hill plc	24,373,139	131,674,657

		347,876,356
Household Durables–0.9%
SEB SA	918,370	63,589,115
Internet & Catalog Retail–0.5%
Yoox SpA[2]	2,444,500	37,800,622
Leisure Equipment & Products–0.2%
Nintendo Co. Ltd.	105,219	12,656,346
Media–2.3%
Grupo Televisa SA, Sponsored ADR	1,017,630	24,087,302
SES, FDR	1,757,380	49,710,941
Virgin Media, Inc.	1,883,310	66,236,013
Zee Entertainment Enterprises Ltd.	8,197,109	29,423,394

		169,457,650
Multiline Retail–1.1%
PPR	440,490	82,150,886
Specialty Retail–1.9%
Industria de Diseno Textil SA	1,008,841	138,289,874
Textiles, Apparel & Luxury Goods–3.8%
Burberry Group plc	3,441,774	70,968,244
Cie Financiere Richemont SA, Cl. A	430,390	33,183,733
Luxottica Group SpA	1,826,122	74,930,081
LVMH Moet Hennessy Louis Vuitton SA	375,270	65,838,942
Swatch Group AG (The)	60,165	29,059,948

		273,980,948
Consumer Staples–13.2%
Beverages–5.7%
C&C Group plc	14,686,772	78,218,108
Diageo plc	3,200,439	95,219,220
Heineken NV	2,067,414	136,347,793
Pernod-Ricard SA	868,052	98,285,953

		408,071,074
Food & Staples Retailing–2.2%
Shoppers Drug Mart Corp.	2,623,550	110,424,951
Woolworths Ltd.	1,549,781	47,356,049

		157,781,000
Food Products–3.8%
Aryzta AG2	1,703,639	86,128,723
Barry Callebaut AG2	72,893	73,939,160
Nestle SA	384,199	25,144,782
Unilever plc	2,370,055	91,246,320

		276,458,985
Household Products–1.1%
Reckitt Benckiser Group plc	1,222,636	76,884,714
Personal Products–0.4%
L’Oreal SA	188,483	25,579,479
Energy–3.6%
Energy Equipment & Services–2.3%
Saipem SpA	824,392	36,700,140
Schoeller-Bleckmann Oilfield Equipment AG	461,198	47,786,946
Technip SA	670,912	77,936,576

		162,423,662
Oil, Gas & Consumable Fuels–1.3%
BG Group plc	4,433,357	76,001,059
Cairn Energy plc[2]	2,921,995	12,579,121
Ceres, Inc.[1,2]	1,262,894	4,716,909

		93,297,089
Financials–4.3%
Capital Markets–2.1%
BinckBank NV	3,717,550	27,437,828
ICAP plc	15,964,523	74,558,587
Tullett Prebon plc	10,749,054	39,075,802
UBS AG2	940,515	14,716,162

		155,788,379
Commercial Banks–0.9%
ICICI Bank Ltd., Sponsored ADR	1,547,350	63,425,877
Insurance–1.1%
Prudential plc	5,480,358	79,462,216
Real Estate Investment Trusts (REITs)–0.0%
Shopping Centres
Australasia Property
Group[2]	292,856	443,156

OPPENHEIMER INTERNATIONAL GROWTH FUND    11

STATEMENT OF INVESTMENTS (continued)

	Shares	Value
Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp.	772,602	$11,889,790
Health Care–10.2%
Biotechnology–3.4%
CSL Ltd.	2,148,600	115,925,818
Grifols SA2	3,683,130	117,812,378
Grifols SA, Cl. B2	322,183	7,856,533
MEI Pharma, Inc.[1,2]	2,480,849	4,018,975

		245,613,704
Health Care Equipment & Supplies–3.6%
DiaSorin SpA	1,531,460	56,605,259
Essilor International SA	774,196	74,760,884
Sonova Holding AG2	596,238	65,111,995
Straumann Holding AG	57,877	6,757,625
William Demant Holding[2]	705,319	57,298,024

		260,533,787
Health Care Providers & Services–1.1%
Sonic Healthcare Ltd.	5,570,294	78,128,852
Health Care Technology–0.2%
CompuGroup Medical AG	849,049	15,293,595
Ortivus AB, Cl. A1,2	29,828	28,692
Ortivus AB, Cl. B1,2	1,883,694	1,274,038

		16,596,325
Life Sciences Tools & Services–0.0%
Tyrian Diagnostics Ltd.[1,2]	119,498,536	187,063
Pharmaceuticals–1.9%
BTG plc[2]	2,809,645	16,070,257
Novogen Ltd.[1,2]	8,330,223	738,941
Oxagen Ltd.[2,3]	214,287	10,394
Roche Holding AG	640,304	126,029,405

		142,848,997
Industrials–22.2%
Aerospace & Defense–1.5%
Embraer SA	10,966,446	67,282,903
European Aeronautic Defence & Space Co. NV	1,377,333	46,376,509

		113,659,412
Commercial Services & Supplies–2.3%
Aggreko plc	1,632,360	58,373,173
De La Rue plc	1,776,188	27,390,051
Edenred	681,060	20,748,754
Prosegur Compania de Seguridad SA	10,478,041	57,370,580

		163,882,558
Construction & Engineering–2.4%
Koninklijke Boskalis Westminster NV	1,863,342	78,650,454
Leighton Holdings Ltd.	2,515,690	45,564,324
Outotec OYJ	342,656	18,075,209
Trevi Finanziaria Industriale SpA[1]	7,275,059	36,427,075

		178,717,062
Electrical Equipment–4.2%
ABB Ltd.[2]	3,236,344	63,071,515
Alstom	1,271,270	46,269,005
Legrand SA	1,874,550	75,917,638
Nidec Corp.	702,385	42,760,536
Schneider Electric SA	1,117,660	78,551,068

		306,569,762
Industrial Conglomerates–0.7%
Siemens AG	514,595	53,072,042
Machinery–3.8%
Aalberts Industries NV1	6,348,447	120,049,112
Atlas Copco AB, Cl. A	1,649,141	42,484,277
FANUC Corp.	250,600	42,508,875
Weir Group plc (The)	2,472,281	74,862,237

		279,904,501
Professional Services–2.3%
Experian plc	9,855,526	163,742,617
Trading Companies & Distributors–4.0%
Brenntag AG	749,777	96,927,173
Bunzl plc	6,961,948	114,775,532
Wolseley plc	1,748,202	81,141,545

		292,844,250
Transportation Infrastructure–1.0%
Koninklijke Vopak NV	1,006,461	74,361,611
Information Technology–16.6%
Communications Equipment–1.4%
Telefonaktiebolaget LM Ericsson, Cl. B	10,636,204	99,538,691
Computers & Peripherals–1.4%
Gemalto NV	1,076,950	99,024,350
Electronic Equipment, Instruments, & Components–3.2%
Hoya Corp.	3,899,810	75,191,456
Ibiden Co. Ltd.	537,983	7,402,358
Keyence Corp.	338,221	94,814,026
Omron Corp.	1,302,218	28,985,310
Phoenix Mecano AG1	65,025	30,891,611

		237,284,761
Internet Software & Services–2.1%
Telecity Group plc	5,363,075	73,637,300
United Internet AG	3,594,103	80,561,743

		154,199,043

12    OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value
IT Services–0.8%
Amadeus IT Holding SA, Cl. A	1,720,085	$40,155,164
Infosys Ltd.	360,672	16,152,165

		56,307,329
Semiconductors & Semiconductor Equipment–1.1%
ARM Holdings plc	6,353,290	78,784,867
Software–6.6%
Aveva Group plc	1,370,929	44,961,001
Dassault Systemes SA	852,500	96,458,541
Sage Group plc (The)	14,107,360	70,428,163
SAP AG	2,556,592	199,631,540
Temenos Group AG1,2	4,308,059	73,218,873

		484,698,118
Materials–4.5%
Chemicals–2.6%
Filtrona plc[1]	12,296,420	115,544,657
Orica Ltd.	629,400	15,816,751
Sika AG	27,007	59,306,404

		190,667,812
Construction Materials–1.9%
James Hardie Industries plc	14,289,100	135,551,027
Telecommunication Services–3.8%
Diversified Telecommunication Services–3.8%
BT Group plc, Cl. A	49,083,526	183,622,460
Inmarsat plc	7,469,649	70,309,050
Ziggo NV	736,534	23,066,215

		276,997,725
Utilities–0.6%
Energy Traders–0.6%
APR Energy plc[1]	4,216,602	45,566,716

Total Common Stocks (Cost $5,403,431,647)		7,045,250,883

	Units	Value
Rights, Warrants and Certificates–0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[1,2,3]	126,666	$82,105
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1,2]	1,118,385	811,724
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1,2]	11,949,853	6,235

		900,064

Total Rights, Warrants and Certificates (Cost $264,716)		900,064

	Shares
Investment Company–2.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,4] (Cost $206,196,290)	206,196,290	206,196,290

Total Investments, at Value (Cost $5,609,892,653)	99.7%	7,252,347,237
Assets in Excess of Other Liabilities	0.3	23,487,906

Net Assets	100.0%	$7,275,835,143

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD     Australian Dollar

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units November 30, 2011	Gross Additions		Gross Reductions	Shares/Units November 30, 2012
Aalberts Industries NV	5,414,769	933,678		—	6,348,447
APR Energy plc	—	4,216,602		—	4,216,602
Ceres, Inc.	—	1,262,894	[a]	—	1,262,894

OPPENHEIMER INTERNATIONAL GROWTH FUND    13

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments (Continued)

	Shares/Units November 30, 2011	Gross Additions		Gross Reductions		Shares/Units November 30, 2012
Ceres, Inc., Cv., Series C	600,000	—		600,000	[a]	—
Ceres, Inc., Cv., Series C-1	64,547	—		64,547	[a]	—
Ceres, Inc., Cv., Series D	459,800	—		459,800	[a]	—
Ceres, Inc., Cv., Series F	1,900,000	—		1,900,000	[a]	—
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[b]	380,000	—		253,334	[a]	126,666
Ceres Power Holdings plc	8,205,534	332,450		8,537,984		—
Dignity plc	2,485,107	1,334,875		—		3,819,982
Domino’s Pizza Group plc (formerly Domino’s Pizza UK & IRL plc)	3,561,380	5,420,632		—		8,982,012
Filtrona plc	11,102,284	1,194,136		—		12,296,420
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	55,000	—		55,000		—
MEI Pharma, Inc. (formerly Marshall Edwards, Inc.)	384,029	2,096,820	[a]	—		2,480,849
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	55,000	—		55,000	[a]	—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17 (formerly Marshall Edwards, Inc. Wts., Strike Price $1.19, Exp. 5/11/17)	—	1,118,385		—		1,118,385
Novogen Ltd.	7,639,623	690,600		—		8,330,223
Oppenheimer Institutional Money Market Fund, Cl. E	299,665,280	1,713,586,459		1,807,055,449		206,196,290
Ortivus AB, Cl. A	—	29,828		—		29,828
Ortivus AB, Cl. B	1,659,273	224,421		—		1,883,694
Phoenix Mecano AG	63,930	8,887		7,792		65,025
Temenos Group AG	3,768,499	539,560		—		4,308,059
Trevi Finanziaria Industriale SpA (formerly Trevi Finanziaria SpA)	2,935,311	4,339,748		—		7,275,059

14    OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares/Units November 30, 2011	Gross Additions	Gross Reductions	Shares/Units November 30, 2012
Tyrian Diagnostics Ltd.	119,498,536	—	—	119,498,536
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—	—	11,949,853

	Value	Income		Realized Loss
Aalberts Industries NV	$120,049,112	$2,755,397	C	$—
APR Energy plc	45,566,716	201,486		—
Ceres, Inc.	4,716,909	—		—
Ceres, Inc., Cv., Series C	—	—		—
Ceres, Inc., Cv., Series C-1	—	—		—
Ceres, Inc., Cv., Series D	—	—		—
Ceres, Inc., Cv., Series F	—	—		—
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	82,105	—		—
Ceres Power Holdings plc	—	—		28,787,920
Dignity plc	60,161,409	757,068		—
Domino’s Pizza Group plc (formerly Domino’s Pizza UK & IRL plc)	72,888,035	1,514,921		—
Filtrona plc	115,544,657	2,130,337		—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	—	—		—
MEI Pharma, Inc. (formerly Marshall Edwards, Inc.)	4,018,975	—		—
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	—	—		—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17 (formerly Marshall Edwards, Inc. Wts., Strike Price $1.19, Exp. 5/11/17)	811,724	—		—
Novogen Ltd.	738,941	—		—
Oppenheimer Institutional Money Market Fund, Cl. E	206,196,290	555,296		—
Ortivus AB, Cl. A	28,692	—		—
Ortivus AB, Cl. B	1,274,038	—		—
Phoenix Mecano AG	30,891,611	817,120		1,781,650
Temenos Group AG	73,218,873	—		—
Trevi Finanziaria Industriale SpA (formerly Trevi Finanziaria SpA)	36,427,075	682,316		—
Tyrian Diagnostics Ltd.	187,063	—		—

Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	6,235	—		—

	$772,808,460	$9,413,941		$30,569,570

OPPENHEIMER INTERNATIONAL GROWTH FUND    15

STATEMENT OF INVESTMENTS (Continued)

Footnotes to Statement of Investments (Continued)

a.	All or a portion is the result of a corporate action.
b.	Strike price change due to 1 for 3 reverse split.
c.	All or a portion of the transactions were the result of non-cash dividends.
2.	Non-income producing security.
3.	Restricted security. The aggregate value of restricted securities as of November 30, 2012 was $92,499, which represents less than 0.005% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$82,105	$82,105
Oxagen Ltd.	12/20/00	2,210,700	10,394	(2,200,306)

		$2,210,700	$92,499	$(2,118,201)

4.	Rate shown is the 7-day yield as of November 30, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$1,936,196,787	26.7%
France	855,797,782	11.8
Switzerland	686,559,936	9.4
Netherlands	605,313,872	8.3
Germany	498,859,886	6.9
United States	400,420,766	5.5
Japan	360,950,377	5.0
Spain	361,484,529	5.0
Australia	304,167,189	4.2
Italy	242,463,177	3.3
Ireland	213,769,135	2.9
Jersey, Channel Islands	163,742,617	2.3
Sweden	143,325,698	2.0
India	121,417,228	1.7
Canada	110,424,951	1.5
Brazil	67,282,903	0.9
Denmark	57,298,024	0.8
Austria	47,786,946	0.7
China	24,954,914	0.4
Mexico	24,087,302	0.3
Finland	18,075,209	0.3
South Korea	7,968,009	0.1

Total	$7,252,347,237	100.0%

16    OPPENHEIMER INTERNATIONAL GROWTH FUND

Spot Currency Exchange Contracts as of November 30, 2012 are as follows:

Broker/ Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Euro (EUR)	Buy	3,254	EUR	12/3/12	$4,231,380	$20,998	$—
Euro (EUR)	Sell	11,879	EUR	12/3/12-12/4/12	15,448,733	832	23,634
Swedish Krona (SEK)	Sell	137,775	SEK	12/4/12-12/5/12	20,707,652	—	44,040

						21,830	67,674

Credit Suisse:
Swiss Franc (CHF)	Buy	13,355	CHF	12/3/12-12/4/12	14,411,702	48,977	—
Swiss Franc (CHF)	Sell	2,398	CHF	12/5/12	2,588,174	637	—

						49,614	—

Goldman Sachs & Co.
British Pounds (GBP)	Buy	230	GBP	12/3/12	369,293	306	—

State Street
British Pounds (GBP)	Buy	2	GBP	12/5/12	2,520	—	1

Total unrealized appreciation and depreciation						$71,750	$67,675

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    17

STATEMENT OF ASSETS AND LIABILITIES November 30, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,864,713,955)	$6,479,538,777
Affiliated companies (cost $745,178,698)	772,808,460

7,252,347,237
Cash—foreign currencies (cost $5)	5
Unrealized appreciation on foreign currency exchange contracts	71,750
Receivables and other assets:
Shares of beneficial interest sold	39,206,553
Investments sold	38,922,108
Dividends	11,613,509
Other	189,225

Total assets	7,342,350,387
Liabilities
Bank overdraft	395,737
Unrealized depreciation on foreign currency exchange contracts	67,675
Payables and other liabilities:
Shares of beneficial interest redeemed	43,049,087
Investments purchased	20,124,940
Transfer and shareholder servicing agent fees	1,353,629
Distribution and service plan fees	540,932
Trustees’ compensation	394,758
Shareholder communications	226,710
Foreign capital gains tax	134,788
Other	226,988

Total liabilities	66,515,244

Net Assets	$7,275,835,143

Composition of Net Assets
Paid-in capital	5,901,206,772
Accumulated net investment income	84,887,218
Accumulated net realized loss on investments and foreign currency transactions	(352,550,106)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,642,291,259

Net Assets	$7,275,835,143

18    OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,388,158,780 and 78,486,398 shares of beneficial interest outstanding)	$30.43
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$32.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,852,475 and 1,137,251 shares of beneficial interest outstanding)	$28.89

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $206,018,718 and 7,135,520 shares of beneficial interest outstanding)	$28.87

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $108,917,377 and 3,586,859 shares of beneficial interest outstanding)	$30.37

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,362,085 and 5,297,832 shares of beneficial interest outstanding)	$29.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,381,525,708 and 144,437,335 shares of beneficial interest outstanding)	$30.34

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    19

STATEMENT OF OPERATIONS For the Year Ended November 30, 2012

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $9,616,651)	$145,411,662
Affiliated companies (net of foreign withholding taxes of $264,607)	9,413,941
Interest	2,478
Other income	26,354

Total investment income	154,854,435

Expenses
Management fees	41,642,133
Distribution and service plan fees:
Class A	4,389,245
Class B	354,855
Class C	1,946,505
Class N	685,498
Transfer and shareholder servicing agent fees:
Class A	8,397,856
Class B	204,350
Class C	625,722
Class I	12,429
Class N	669,069
Class Y	6,088,484
Shareholder communications:
Class A	353,599
Class B	4,674
Class C	30,714
Class I	72
Class N	13,234
Class Y	287,057
Custodian fees and expenses	651,644
Trustees’ compensation	120,220
Administration service fees	1,500
Other	343,315

Total expenses	66,822,175
Less waivers and reimbursements of expenses	(3,588,098)

Net expenses	63,234,077

Net Investment Income	91,620,358

20    OPPENHEIMER INTERNATIONAL GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from:
Unaffiliated companies	(127,606,967)
Affiliated companies	(30,569,570)
Foreign currency transactions	(4,017,877)

Total net realized loss	(162,194,414)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $134,788)	1,060,846,966
Translation of assets and liabilities denominated in foreign currencies	(45,382,592)

Total net change in unrealized appreciation/depreciation	1,015,464,374

Net Increase in Net Assets Resulting from Operations	$944,890,318

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Operations
Net investment income	$91,620,358	$53,485,235
Net realized gain (loss)	(162,194,414)	169,430,823
Net change in unrealized appreciation/depreciation	1,015,464,374	(104,012,007)

Net increase in net assets resulting from operations	944,890,318	118,904,051

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,456,178)	(8,550,798)
Class B	—	—
Class C	—	—
Class I	—	—
Class N	(633,313)	(355,832)
Class Y	(40,044,478)	(26,403,141)

	(53,133,969)	(35,309,771)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	451,193,748	66,274,715
Class B	(11,457,746)	(18,709,777)
Class C	(10,784,590)	(12,084,566)
Class I	94,791,296	—
Class N	24,523,758	12,010,247
Class Y	833,295,806	529,176,967

	1,381,562,272	576,667,586

Net Assets
Total increase	2,273,318,621	660,261,866

Beginning of period	5,002,516,522	4,342,254,656

End of period (including accumulated net investment income of $84,887,218 and $47,373,158, respectively)	$7,275,835,143	$5,002,516,522

See accompanying Notes to Financial Statements.

22    OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$26.43	$25.75	$24.27	$17.02	$32.13

Income (loss) from investment operations:
Net investment income[1]	0.35	0.23	0.18	0.18	0.36
Net realized and unrealized gain (loss)	3.85	0.59	1.45	7.28	(15.25)

Total from investment operations	4.20	0.82	1.63	7.46	(14.89)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.14)	(0.15)	(0.21)	(0.22)

Net asset value, end of period	$30.43	$26.43	$25.75	$24.27	$17.02

Total Return, at Net Asset Value[2]	16.06%	3.16%	6.77%	44.32%	(46.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,388,159	$1,663,354	$1,554,785	$1,266,608	$700,394

Average net assets (in thousands)	$1,762,405	$1,730,811	$1,474,415	$960,876	$1,167,188

Ratios to average net assets:[3]
Net investment income	1.25%	0.83%	0.73%	0.91%	1.34%
Total expenses[4]	1.45%	1.36%	1.39%	1.45%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.32%	1.34%	1.34%	1.25%

Portfolio turnover rate	15%	19%	23%	13%	21%

[1]	Per share amounts calculated based on the average shares outstanding during the period.
[2]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]	Annualized for periods less than one full year.
[4]	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%
Year Ended November 30, 2009	1.46%
Year Ended November 30, 2008	1.27%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    23

FINANCIAL HIGHLIGHTS (Continued)

Class B	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$25.09	$24.51	$23.14	$16.16	$30.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.01	(0.02)	0.03	0.13
Net realized and unrealized gain (loss)	3.66	0.57	1.39	6.95	(14.51)

Total from investment operations	3.80	0.58	1.37	6.98	(14.38)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$28.89	$25.09	$24.51	$23.14	$16.16

Total Return, at Net Asset Value[2]	15.15%	2.37%	5.92%	43.19%	(47.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,852	$39,319	$55,020	$77,565	$65,006

Average net assets (in thousands)	$35,472	$51,183	$67,453	$68,562	$120,915

Ratios to average net assets:[3]
Net investment income (loss)	0.53%	0.04%	(0.07)%	0.16%	0.49%
Total expenses[4]	2.30%	2.35%	2.41%	2.51%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.13%	2.13%	2.13%	2.06%

Portfolio turnover rate	15%	19%	23%	13%	21%

[1]	Per share amounts calculated based on the average shares outstanding during the period.
[2]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]	Annualized for periods less than one full year.
[4]	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%
Year Ended November 30, 2009	2.52%
Year Ended November 30, 2008	2.09%

See accompanying Notes to Financial Statements.

24    OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$25.07	$24.47	$23.10	$16.15	$30.52

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.03	(0.01)	0.03	0.15
Net realized and unrealized gain (loss)	3.66	0.57	1.38	6.94	(14.49)

Total from investment operations	3.80	0.60	1.37	6.97	(14.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00 [2]	(0.02)	(0.03)

Net asset value, end of period	$28.87	$25.07	$24.47	$23.10	$16.15

Total Return, at Net Asset Value[3]	15.16%	2.45%	5.94%	43.20%	(47.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,019	$189,147	$196,001	$196,449	$143,472

Average net assets (in thousands)	$194,518	$210,320	$198,031	$163,758	$241,776

Ratios to average net assets:[4]
Net investment income (loss)	0.53%	0.12%	(0.04)%	0.18%	0.59%
Total expenses[5]	2.05%	2.04%	2.10%	2.20%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.04%	2.09%	2.10%	2.00%

Portfolio turnover rate	15%	19%	23%	13%	21%

[1]	Per share amounts calculated based on the average shares outstanding during the period.
[2]	Less than $0.005 per share.
[3]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[4]	Annualized for periods less than one full year.
[5]	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%
Year Ended November 30, 2009	2.21%
Year Ended November 30, 2008	2.02%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    25

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended November 30, 20121, [2]
Per Share Operating Data
Net asset value, beginning of period	$28.71

Income (loss) from investment operations:
Net investment income[2]	0.21
Net realized and unrealized gain	1.45

Total from investment operations	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00

Net asset value, end of period	$30.37

Total Return, at Net Asset Value[3]	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,917

Average net assets (in thousands)	$61,111

Ratios to average net assets:[4]
Net investment income	1.10%
Total expenses[5]	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%

Portfolio turnover rate	15%

[1]	For the period from March 29, 2012 (inception of offering) to November 30, 2012.
[2]	Per share amounts calculated based on the average shares outstanding during the period.
[3]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[4]	Annualized for periods less than one full year.
[5]	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

26    OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$25.98	$25.33	$23.89	$16.74	$31.62

Income (loss) from investment operations:
Net investment income[1]	0.27	0.17	0.12	0.14	0.27
Net realized and unrealized gain (loss)	3.78	0.57	1.43	7.15	(15.00)

Total from investment operations	4.05	0.74	1.55	7.29	(14.73)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.09)	(0.11)	(0.14)	(0.15)

Net asset value, end of period	$29.89	$25.98	$25.33	$23.89	$16.74

Total Return, at Net Asset Value[2]	15.73%	2.90%	6.53%	43.90%	(46.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,362	$113,905	$100,249	$81,079	$46,420

Average net assets (in thousands)	$137,418	$115,153	$92,184	$60,494	$69,381

Ratios to average net assets:[3]
Net investment income	0.97%	0.60%	0.48%	0.68%	1.06%
Total expenses[4]	1.70%	1.65%	1.73%	1.82%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.56%	1.58%	1.58%	1.57%

Portfolio turnover rate	15%	19%	23%	13%	21%

[1]	Per share amounts calculated based on the average shares outstanding during the period.
[2]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]	Annualized for periods less than one full year.
[4]	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%
Year Ended November 30, 2009	1.83%
Year Ended November 30, 2008	1.63%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL GROWTH FUND    27

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008
Per Share Operating Data
Net asset value, beginning of period	$26.38	$25.71	$24.20	$17.02	$32.12

Income (loss) from investment operations:
Net investment income[1]	0.48	0.36	0.30	0.28	0.49
Net realized and unrealized gain (loss)	3.80	0.58	1.46	7.24	(15.23)

Total from investment operations	4.28	0.94	1.76	7.52	(14.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.27)	(0.25)	(0.34)	(0.36)

Net asset value, end of period	$30.34	$26.38	$25.71	$24.20	$17.02

Total Return, at Net Asset Value[2]	16.54%	3.63%	7.34%	45.02%	(46.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,381,526	$2,996,792	$2,436,200	$1,645,882	$970,099

Average net assets (in thousands)	$3,865,270	$2,934,647	$2,042,580	$1,155,662	$881,407

Ratios to average net assets:[3]
Net investment income	1.72%	1.30%	1.22%	1.42%	1.92%
Total expenses[4]	0.87%	0.91%	0.81%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.87%	0.81%	0.82%	0.78%

Portfolio turnover rate	15%	19%	23%	13%	21%

[1]	Per share amounts calculated based on the average shares outstanding during the period.
[2]

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]	Annualized for periods less than one full year.
[4]	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%
Year Ended November 30, 2009	0.84%
Year Ended November 30, 2008	0.80%

See accompanying Notes to Financial Statements.

28    OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares will be permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on March 29, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

OPPENHEIMER INTERNATIONAL GROWTH FUND    29

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$91,026,733	$—	$316,803,067	$1,601,202,720

30    OPPENHEIMER INTERNATIONAL GROWTH FUND

1.	As of November 30, 2012, the Fund had $316,803,067 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2014	$266,943
2015	1,931,991
2016	32,821,421
2017	115,960,740
No expiration	165,821,972

Total	$316,803,067

Of these losses, $1,540,330 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2.	During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforward.
3.	During the fiscal year ended November 30, 2011, the Fund utilized $165,872,682 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for November 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$972,329	$972,329

The tax character of distributions paid during the years ended November 30, 2012 and November 30, 2011 was as follows:

	Year Ended November 30, 2012	Year Ended November 30, 2011
Distributions paid from:
Ordinary income	$53,133,969	$35,309,771

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

OPPENHEIMER INTERNATIONAL GROWTH FUND    31

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$5,650,977,117
Federal tax cost of other investments	4,081

Total federal tax cost	$5,650,981,198

Gross unrealized appreciation	$1,862,193,294
Gross unrealized depreciation	(260,990,574)

Net unrealized appreciation	$1,601,202,720

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 30, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$30,967
Payments Made to Retired Trustees	25,054
Accumulated Liability as of November 30, 2012	197,159

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

32    OPPENHEIMER INTERNATIONAL GROWTH FUND

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

OPPENHEIMER INTERNATIONAL GROWTH FUND    33

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

34    OPPENHEIMER INTERNATIONAL GROWTH FUND

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

OPPENHEIMER INTERNATIONAL GROWTH FUND    35

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,291,806,134	$12,656,346	$—	$1,304,462,480
Consumer Staples	944,775,252	—	—	944,775,252
Energy	255,720,751	—	—	255,720,751
Financials	311,009,418	—	—	311,009,418
Health Care	743,898,334	—	10,394	743,908,728
Industrials	1,495,920,080	130,833,735	—	1,626,753,815
Information Technology	903,905,318	305,931,841	—	1,209,837,159
Materials	326,218,839	—	—	326,218,839
Telecommunication Services	276,997,725	—	—	276,997,725
Utilities	45,566,716	—	—	45,566,716
Rights, Warrants and Certificates	—	817,959	82,105	900,064
Investment Company	206,196,290	—	—	206,196,290

Total Investments, at Value	6,802,014,857	450,239,881	92,499	7,252,347,237
Other Financial Instruments:
Foreign currency exchange contracts	—	71,750	—	71,750

Total Assets	$6,802,014,857	$450,311,631	$92,499	$7,252,418,987

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(67,675)	$—	$(67,675)

Total Liabilities	$—	$(67,675)	$—	$(67,675)

36    OPPENHEIMER INTERNATIONAL GROWTH FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$353,063,077	$(353,063,077)
Consumer Staples	23,003,285	(23,003,285)
Energy	183,226,173	(183,226,173)
Financials	128,753,151	(128,753,151)
Health Care	129,405,749	(129,405,749)
Industrials	736,385,134	(736,385,134)
Information Technology	247,732,867	(247,732,867)
Materials	169,137,580	(169,137,580)
Telecommunication Services	143,070,344	(143,070,344)

Total Assets	$2,113,777,360	$(2,113,777,360)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2012[1]		Year Ended November 30, 2011
	Shares	Amount	Shares	Amount
Class A
Sold	35,232,163	$999,199,949	23,936,129	$672,813,926
Dividends and/or distributions reinvested	470,813	11,572,613	286,390	7,907,235
Redeemed	(20,153,864)	(559,578,814)	(21,671,812)	(614,446,446)

Net increase	15,549,112	$451,193,748	2,550,707	$66,274,715

OPPENHEIMER INTERNATIONAL GROWTH FUND    37

NOTES TO FINANCIAL STATEMENTS / (Continued)

3. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2012[1]		Year Ended November 30, 2011
	Shares	Amount	Shares	Amount
Class B
Sold	139,560	$3,683,302	307,862	$8,355,282
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(569,657)	(15,141,048)	(984,961)	(27,065,059)

Net decrease	(430,097)	$(11,457,746)	(677,099)	$(18,709,777)

Class C
Sold	1,422,635	$37,788,062	1,604,879	$43,012,785
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,832,414)	(48,572,652)	(2,068,259)	(55,097,351)

Net decrease	(409,779)	$(10,784,590)	(463,380)	$(12,084,566)

Class I
Sold	4,780,796	$130,819,993	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,193,937)	(36,028,697)	—	—

Net increase	3,586,859	$94,791,296	—	$—

Class N
Sold	2,577,875	$70,901,918	1,900,035	$52,760,274
Dividends and/or distributions reinvested	24,079	582,940	11,854	322,429
Redeemed	(1,687,795)	(46,961,100)	(1,486,025)	(41,072,456)

Net increase	914,159	$24,523,758	425,864	$12,010,247

Class Y
Sold	64,929,124	$1,776,984,849	40,562,591	$1,122,206,761
Dividends and/or distributions reinvested	1,560,639	38,095,210	915,862	25,131,248
Redeemed	(35,663,153)	(981,784,253)	(22,633,598)	(618,161,042)

Net increase	30,826,610	$833,295,806	18,844,855	$529,176,967

1.	For the year ended November 30, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 29, 2012 (inception of offering) to November 30, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 30, 2012, were as follows:

38    OPPENHEIMER INTERNATIONAL GROWTH FUND

	Purchases	Sales
Investment securities	$2,423,133,874	$890,088,183

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Over $10 billion	0.63

Administrative Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2012, the Fund paid $12,240,307 to OFS for services to the Fund.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

OPPENHEIMER INTERNATIONAL GROWTH FUND    39

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class B	$479,522
Class C	5,700,330
Class N	1,751,433

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
November 30, 2012	$248,482	$1,927	$91,151	$11,580	$866

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2012, the Manager waived fees and/or reimbursed the Fund $271,000 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to February 1, 2012. Effective February 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

40    OPPENHEIMER INTERNATIONAL GROWTH FUND

During the year ended November 30, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$3,056,687
Class B	78,672
Class N	181,739

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

OPPENHEIMER INTERNATIONAL GROWTH FUND    41

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $71,750, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to

42    OPPENHEIMER INTERNATIONAL GROWTH FUND

cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of November 30, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$71,750	Unrealized depreciation on foreign currency exchange contracts	$67,675

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(57,246)

Amount of Change in Unrealized gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(80,087)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

OPPENHEIMER INTERNATIONAL GROWTH FUND    43

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended November 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $19,955,049 and $9,457,680, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Restricted Securities

As of November 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

44    OPPENHEIMER INTERNATIONAL GROWTH FUND

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013, OppenheimerFund s Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OPPENHEIMER INTERNATIONAL GROWTH FUND    45

NOTES TO FINANCIAL STATEMENTS / (Continued)

9. Pending Litigation (Continued)

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46    OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

January 16, 2013

OPPENHEIMER INTERNATIONAL GROWTH FUND    47

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.

Dividends, if any, paid by the Fund during the fiscal year ended November 30, 2012 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.06% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $139,893,232 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 30, 2012, the maximum amount allowable but not less than $326,095 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $6,248,897 of foreign income taxes were paid by the Fund during the fiscal year ended November 30, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $104,764,553 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48    OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the

OPPENHEIMER INTERNATIONAL GROWTH FUND    49

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/(Continued)

portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap growth funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international multi-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees and total expenses were below its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

50    OPPENHEIMER INTERNATIONAL GROWTH FUND

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

OPPENHEIMER INTERNATIONAL GROWTH FUND    51

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52    OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS BIOS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Age: 69	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 74	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 70	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 60	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joanne Pace, Trustee/Advisory Board Member (since 2012) Age: 54	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 67	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December

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TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Joseph M. Wikler, Continued	2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Glavin, Jr., Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1996) Age: 53	CIO Equities (since January 2013) and Senior Vice President (since October 1993) of the Sub-Adviser. Director of Equities (October 2010-December 2012) and Director of International Equities (July 2004-December 2012) of the Sub-Adviser. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Age: 33	Vice President of the Sub-Adviser (since January 2011), a Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of 2 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 54	Director, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital

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William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2013); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management , Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. ( June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 53	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,200 in fiscal 2012 and $25,900 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $321,206 in fiscal 2012 and $196,703 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,180 in fiscal 2012 and $2,690 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,424 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $713,810 in fiscal 2012 and $199,393 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013